© Celanese Celanese Corporation 1 Celanese Q2 2017 Earnings Monday, July 24, 2017 Conference Call / Webcast Tuesday, July 25, 2017 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, EVP and Chief Financial Officer Exhibit 99.3

© Celanese Celanese Corporation 2 Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions, including the announced joint venture transaction. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation, including with respect to the joint venture. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment, which includes our cellulose derivatives business. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures. Important Information

© Celanese Celanese Corporation 3 • Signed an agreement with Blackstone to combine Celanese's cellulose derivatives and Blackstone's Rhodia Acetow businesses in a 70-30 JV, pending approvals. JV expected to distribute $1.6 billion dividend to Celanese at close • Completed the acquisition of the nylon compounding division of Nilit Group, enhancing Celanese's leadership position in Advanced Engineered Materials and enabling further success of the opportunity pipeline • Commercialized a record 547 projects in the second quarter of 2017, a 63 percent increase from the same period last year, in engineered materials* • Announced a new $1.5 billion share repurchase authorization • Increased the quarterly common stock cash dividend by 28 percent Recent Highlights *Advanced Engineered Materials excluding affiliates

© Celanese Celanese Corporation 4 Opportunity Pipeline Examples Personal Care Devices Maritime Lighting • Increasing customer requirement for more durable personal care devices with better aesthetics • Celanese's MetaLX® polymers provide resistance to heat, chemical, scratch, and stain with metal-like surface appearance and sophisticated feel • Device manufacturers save on processing costs and time without the added complexity of painting and finishing the parts • LED lighting requires heat dissipation, but metal heat sinks corrode with salt water exposure • Translation of CoolPoly® polymer expertise in auto and under-water pool lighting to general maritime environments • Thermally conductive, non-fogging, and salt water resistant polymers also provide design and processing freedom versus metal

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $1,500 $1,000 $500 $0 30% 20% 10% 0% Q2 2016 Q1 2017 Q2 2017 23.1% 22.6% 21.6% $1,351 $1,471 $1,510 Q2 Performance • Adjusted earnings per share of $1.79, a second quarter record • Adjusted EBIT of $326 million and adjusted EBIT margin of 21.6% • Operating cash flow of $298 million • Free cash flow of $240 million, second highest ever *QoQ represents Q2 2017 as compared to Q1 2017; YoY represents Q2 2017 compared to Q2 2016. GAAP Diluted EPS Adjusted EPS Q2 2017 $1.72 $1.79 Q1 2017 $1.30 $1.81 Q2 2016 $1.50 $1.59 Total segment income margin Celanese Corporation Q2 2017 Highlights QoQ* YoY* 11% 8% 5% 2% -1% -4% Volume Price Currency Other Total

© Celanese Celanese Corporation 6 Net sales (in millions) Q2 Performance Factors Affecting Net Sales $800 $600 $400 $200 $0 40% 20% 0% Q2 2016 Q1 2017 Q2 2017 36.5% 34.5% 31.2% $600 $705 $709 Total core income margin YoY Core income highlights • Solid volume growth across geographies and market segments in Advanced Engineered Materials. Acquisitions, JVs, and base business contributed to significant core income growth. • Decline in acetate tow pricing and volume driven by lower industry utilization rate partially offset by productivity gains QoQ Core income highlights • Acetate tow volume and pricing declined as first quarter had unique carryovers from prior quarters that did not repeat • Advanced Engineered Materials' volume driven by Nilit integration, new project commercializations, and growth in Asia Materials Solutions QoQ YoY 23% 18% 13% 8% 3% -2% -7% Volume Price Currency Other Total

© Celanese Celanese Corporation 7 Q2 Performance Factors Affecting Net Sales YoY Core income highlights • Pricing expanded in excess of higher raw material costs and more than offset higher costs from Clear Lake turnaround • Higher raw material costs primarily driven by methanol, ethylene, and carbon monoxide QoQ Core income highlights • Pricing expanded in excess of higher raw material costs and more than offset higher costs from Clear Lake turnaround • Higher raw material costs primarily driven by methanol Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q2 2016 Q1 2017 Q2 2017 14.2% 13.6% 16.0% $780 $794 $826 QoQ YoY 15% 10% 5% 0% -5% Volume Price Currency Other Total Acetyl Chain

© Celanese Celanese Corporation 8 • Operating cash flow of $298 million • Free cash flow of $240 million; should be roughly $850 million for the year • Net capital expenditures of $54 million; expect 2017 to be in the $250-$300 million range Free Cash Flow (in millions) Cash flow from operations Free cash flow $400 $300 $200 $100 $0 Q2 2014 Q2 2015 Q2 2016 Q2 2017 $253 $283 $349 $298 $167 $193 $285 $240 Cash Flow Anticipate cash generation of $6.2 billion between 2016 and 2020, including dividend from proposed tow JV of $1.6 billion Q2 2017

© Celanese Celanese Corporation 9 $2.4 billion returned to shareholders since 2012 via dividends and share repurchases Dividend Payout and Share Repurchases (in millions) Dividend Share Repurchases $800 $600 $400 $200 $0 2014 2015 2016 YTD 2017* Share Repurchases Dividend • Repurchased ~2.0 million shares deploying $172 million in Q2 2017 • Announced a new $1.5 billion share repurchase authorization • Increased dividend by 28 percent as a first step to grow by 50% cumulatively over three-year period • Returned $65 million to shareholders in dividends in Q2 2017 $394 $701 $594 Returning Cash to Shareholders *YTD Year-to-date as of June 30, 2017 $416